UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

to Section 13 or 15(d) OF THE

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2021

CONYERS PARK III ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40719	86-1451191
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Vanderbilt Beach Road, Suite 601 Naples, FL	34108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 429-2211

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	CPAAU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	CPAA	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CPAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K filed by Conyers Park III Acquisition Corp. (the “Company”) on August 12, 2021 (the “Form 8-K”), on August 12, 2021, the Company completed its initial public offering (the “IPO”) of 35,000,000 units the (“Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and one-third of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statements on Form S-1 (File No. 333-257698). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $350,000,000.

On August 20, 2021, the underwriters notified the Company of their exercise of the over-allotment option in part and, on August 24, 2021, the underwriters purchased 700,000 additional Units (the “Additional Units”) at $10.00 per Additional Unit upon the closing of the over-allotment option, generating additional gross proceeds of $7,000,000.

As previously reported on the Form 8-K, on August 12, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of an aggregate of 6,666,667 warrants (“Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant, generating gross proceeds of $10,000,000. On August 20, 2021, simultaneously with the sale of the Additional Units, the Company consummated the sale of an additional 93,333 Private Private Placement Warrants at $1.50 per additional Private Placement Warrant (the “Additional Private Warrants”), generating additional gross proceeds of $140,000. The Private Placement Warrants are substantially similar to the Warrants, except as described on the Form 8-K.

A total of $7,000,000 of the net proceeds from the sale of the Additional Units and the Additional Private Warrants was deposited in a trust account established for the benefit of the Company’s public stockholders, with Continental Stock Transfer & Trust Company acting as trustee, bringing the aggregate proceeds held in the Trust Account to $357,000,000.

An audited balance sheet as of August 18, 2021 reflecting receipt of the net proceeds from the IPO and the Private Placement, but not the net proceeds from the sale of the Additional Units, had been prepared by the Company and previously filed on a Current Report on Form 8-K filed on August 18, 2021. The Company’s unaudited pro forma balance sheet as of August 24, 2021 reflecting receipt of the net proceeds from the sale of the Additional Units and the Additional Private Warrants is attached hereto as Exhibit 99.1.

A copy of the press release issued by the Company announcing the partial exercise of the underwriters’ over-allotment option is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Pro Forma Balance Sheet
99.2	Press Release, dated August 24, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2021	CONYERS PARK III ACQUISITION CORP.

	By:	/s/ Brian K. Ratzan
	Name:	Brian K. Ratzan
	Title:	Chief Financial Officer

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